UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2021

 UNIQUE FABRICATING, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Standard Parkway
Auburn Hills,	Michigan	48326
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (248) 853-2333
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.001 per share	UFAB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
Private Placement of Securities
Unique Fabricating, Inc. (the “Company”) issued 1,954,000 shares of common stock (the “Shares”) at a price of $2.25 per share for gross proceeds of $4,396,500 in an offering (the “Offering”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Company received net proceeds of $4,044,780 after payment of selling commissions equal to 8% of the gross proceeds and expenses of $44,000 to Taglich Brothers, Inc., the placement agent for the Offering. Taglich also received warrants to purchase 156,320 shares of common stock, exercisable for five years, at a price per share of $3.12 (the “Warrants”).
The Company intends to utilize the net proceeds for general corporate purposes and initially to reduce borrowings under its revolving credit facility, which subject to availability and compliance with the terms of the revolving line of credit, as amended, including by the Forbearance Agreement, may be reborrowed by the Company.
The issuance and sale of the Shares is pursuant to a Securities Purchase Agreement (the “Purchase Agreement”), dated September 21, 2021, among the Company and the certain purchasers named therein. The Purchase Agreement, among other things, contains representations and warranties and agreements of the Company and the Purchasers and indemnification by the Company of the Purchasers. Pursuant to the terms of the Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of its Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement), including during the 30-day period after the closing and until the one year anniversary of the closing in a Variable Rate Transaction, as defined.
The Shares, Warrants and the shares of our Common Stock issuable upon the exercise of the Warrants are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered pursuant to the exemption provided in Rule 506(b) under Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act.
Pursuant to the terms of a registration rights agreement dated September 21, 2021 by and among the Company and each of the Purchasers (the “Registration Rights Agreement”), the Company, among other things, agreed to prepare a registration statement (the “Resale Registration Statement”) on Form S-3, or such other form appropriate for the transaction, providing for the resale by holders of the Shares issued pursuant to the Purchase Agreement and file it within 30 days of the date of the Purchase Agreement and become effective within 60 days following the date of the Purchase Agreement, unless the registration statement is subject to a “full” review. The Company will be required to pay liquidated damages if it does not timely file or obtain the effectiveness of the Registration Statement. The shares of Common Stock issuable upon exercise of the Warrants also will be registered.
The foregoing summaries of the Purchase Agreement, Registration Rights Agreement and the Warrants do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.
On September 21, 2021, the Company issued a press release in connection with the Offering, which is attached as Exhibit 99.1 hereto and incorporated by reference herein.
Second Amendment to Forbearance Agreement
On September 21, 2021, Unique Fabricating NA, Inc. (the “US Borrower”) and Unique-Intasco Canada, Inc. (the “CA Borrower” and together with the US Borrower, the “Borrowers” or the “Company”) and certain of their subsidiaries entered into a Second Amendment to Forbearance Agreement with respect to the Amended and Restated Credit Agreement, as amended, among the Borrowers, certain of their subsidiaries, with the financial institutions signatory thereto (the “Lenders”) and Citizens Bank, National Association, a national banking association, as Administrative Agent for the lenders (the “Agent”). The Second Amendment to the Forbearance Agreement, among other things, makes changes to the calculations of financial covenants, contains revised requirements for Minimum Liquidity and Minimum Consolidated EBITDA, as defined, for the monthly periods through and including February 28, 2022, and revises the Revolving Credit Aggregate Commitment from $30 million to $27 million.
This summary of the Second Amendment to Forbearance Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment to Forbearance Agreement as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02    Unregistered Sale of Equity Securities
The description of the sale of the Shares under Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements
The matters discussed in this Current Report on Form 8-K include forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Forward-looking statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause the Company's or the Company's industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by this press release. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” and similar expressions are used to identify these forward-looking statements. Such forward-looking statements include statements regarding, among other things, our expectations about the use of proceeds from the financing and the anticipated filing of a registration statement relating to potential resales of securities issued at closing of the private placement. All such forward-looking statements are based on management’s present expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements. These risks and uncertainties include, but are not limited to, those discussed in our Annual Report on Form 10-K for the year ended December 31, 2020 and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, as filed with the Securities and Exchange Commission and in particular the Section entitled “Risk Factors”, as well as any updates to those risk factors filed from time to time in our periodic and current reports filed with the Securities and Exchange Commission. All statements contained here are made as of the date hereof, and the Company does not intend to update this information, unless required by law.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits
EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3
Second Amendment to Forbearance Agreement, dated as of September 21, 2021, by and between the financial institutions signatory thereto, Citizens Bank, National Association, as Administrative Agent for the Lenders, Unique Fabricating NA, Inc. and Unique-Intasco Canada, Inc.

99.1	Unique Fabricating Inc. Press Release dated September 21, 2021
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Date: September 21, 2021	By:	/s/ Brian P. Loftus
Brian P. Loftus
Chief Financial Officer